UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 17, 2019

INNERSCOPE HEARING TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-209341	46-3096516
(Commission File Number)	(IRS Employer Identification No.)

2151 Professional Drive, 2nd Floor Roseville, CA	95661
(Address of principal executive offices)	(Zip code)

(916) 218-4100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

The Company is furnishing a letter made available to its shareholders on April 17, 2019 (the “Letter to Shareholders”). The text of the Letter to Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be filed for the purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This disclosure of the Letter to Shareholders on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Letter to Shareholders or its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The Letter to Shareholders is available on the Company’s website at https://www.innd.com/2019/04/17/innd-april-shareholder-letter/.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter to Shareholders made available to shareholders on April 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 17, 2019	INNERSCOPE HEARING TECHNOLOGIES, INC.
(Registrant)

By: /s/ Matthew Moore
Matthew Moore
Chief Executive Officer